Exhibit 10.9

COLLATERAL ASSIGNMENT AGREEMENT

THIS COLLATERAL ASSIGNMENT AGREEMENT (the “Assignment”), executed and delivered this 2nd day of October, 2007, by (i) ELANDIA, INC. (the “Assignor”), a Delaware corporation, to and in favor of (ii) STANFORD INTERNATIONAL BANK LTD., an Antiguan banking corporation (the “Assignee”).

WITNESSETH:

WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (the “Stanford Credit Agreement”) by and among Assignor and Assignee, the Assignee has agreed to make a loan to Assignor in the principal amount of $5,500,000 (the “Stanford Loan”); and

WHEREAS, on the terms and conditions set forth in that certain Credit Agreement dated as of the date hereof (the “Elandia Credit Agreement”) by and among Assignor and Desca Holding, LLC, a Delaware limited liability company (“Borrower”), Assignor has agreed to make a loan to Borrower in the principal amount of $5,000,000 (the “Elandia Loan”); and

WHEREAS, the making of the Stanford Loan is a condition precedent to the making of the Elandia Loan; and

WHEREAS, as a condition to receipt of the Elandia Loan, Borrower and its principal member, Jorge Enrique Alvarado Amado, an individual (“Guarantor”), as applicable, executed in favor of Assignor a Secured Promissory Note, those certain Pledge and Security Agreements, and that certain Guaranty, all of which are dated as of the date hereof (such documents, together with all documents and instruments executed in connection therewith and delivered pursuant thereto, collectively, the “Elandia Loan Documents”); and

WHEREAS, among the conditions precedent to the making of the Stanford Loan, the Assignee has required that Assignor assign to the Assignee, as security for the Obligations (as defined in the Stanford Credit Agreement), all of its right, title, and interest under the Elandia Loan Documents including, without limitation, in and to any and all rights of indemnity, whether at common law or otherwise, under the Elandia Loan Documents; and

WHEREAS, the Assignor and the Assignee desire to provide hereby for the assignment of such rights on the terms and conditions set forth herein.

NOW, THEREFORE, intending to be legally bound hereby, the Assignor and the Assignee covenant and agree as follows:

1. Incorporation of Recitals. The recitals to this Assignment (including, without limitation the defined terms set forth therein) are incorporated herein by reference thereto as if fully set forth in this Assignment.

2. Defined Terms. Any capitalized terms used in this Assignment or the recitals hereto which are not defined herein or therein, but which are defined in the Stanford Credit Agreement, shall have the meanings ascribed to such terms in the Stanford Credit Agreement.

3. Collateral Assignment.

(a) As security for the prompt payment, performance, satisfaction, and discharge of the Obligations, the Assignor hereby assigns to the Assignee all of the Assignor’s right, title, and interest in and to, but none of its obligations, duties, or liabilities under, the Elandia Loan Documents (collectively, the “Contract Rights”).

(b) Upon the occurrence and during the continuance of an Event of Default, Assignee shall have the right, upon giving written notice to Assignor, to pursue all Contract Rights in the name of Assignor and/or its successors and assigns. Unless and until the Assignee shall have notified the Assignor in writing that an Event of Default has occurred and is continuing and that the Assignee desires to enforce the Contract Rights, the Assignor shall have the exclusive right to enforce the Contract Rights.

(c) The Assignor shall be exclusively responsible for all costs, expenses, damages and liabilities which relate to or arise in connection with the pursuit of all Contract Rights, the enforcement thereof, and the facts and circumstances underlying such Contract Rights, whether such claim is pursued by Assignor or Assignee.

4. Assignee Not Bound to Pursue Claims; No Liabilities Assumed by Assignee. Notwithstanding any legal presumption or anything contained herein to the contrary, Assignee shall not be obligated by reason of its acceptance of this Assignment to perform any duty, obligation or liability of, or enforce any right of, Assignor with respect to any Contract Right, and Assignor hereby agrees to indemnify Assignee and its partners, managers, stockholders, directors, officers, employees, affiliates and representatives and save them harmless from and against any and all loss, liability, damage or expense arising from or as a result of any claim by any party arising under or in connection with any Contract Rights or this Assignment or as a result of the execution and delivery of this Assignment or the enforcement of Assignee’s rights and remedies hereunder. Neither the acceptance of this Assignment nor the collection of any proceeds in connection with any Contract Right shall constitute a waiver of any rights of Assignee under the Stanford Credit Agreement or any related documents, or with respect to any collateral now or hereafter mortgaged, pledged or assigned as collateral to the Assignee.

5. Notices.

(a) Promptly after the Assignor learns of facts or circumstances which could reasonably be expected to constitute the basis of a claim against Borrower or the Guarantor for indemnity or otherwise under any of the Elandia Loan Documents or which would otherwise constitute any breach of the representations, warranties, covenants, or other obligations (whether express or implied) of the Borrower or Guarantor thereunder, Assignor shall notify Assignee thereof in writing in reasonable detail.

(b) The Assignor shall promptly notify the Assignee of each significant development with respect to any of the Contract Rights promptly after the occurrence of that development and shall promptly provide to the Assignee reasonably detailed written information regarding the Contract Rights.

(c) Any notices to be delivered hereunder, shall be delivered in accordance with the notice provisions set forth in the Stanford Credit Agreement.

6. Modification of Purchase Documents. The Assignor hereby represents and warrants to the Assignee that the Assignor has delivered to the Assignee true, correct, and complete copies of the Elandia Loan Documents as in effect on the date hereof. After the date hereof, the Assignor shall not modify, supplement, or waive any provision of the Elandia Loan Documents without the prior written consent of Assignee (provided that, so long as no Event of Default has occurred and is continuing, such written consent shall not be unreasonably withheld).

7. Entire Agreement. This Assignment constitutes the entire agreement, and supersedes all prior and contemporary agreements, commitments and representations, whether oral or written, between the Assignor and the Assignee with respect to the subject matter hereof.

8. Modifications. No provision of this Assignment may be modified, supplemented, or waived unless such modification, supplement or waiver is set forth in a written agreement executed by the Assignor and the Assignee.

9. Governing Law. The construction, interpretation, and enforcement of this Assignment shall be governed by the domestic, internal laws (but not the law of conflicts of law) of the State of Florida.

10. Counterparts; Signature by Facsimile. This Assignment may be executed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, but all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party to this Assignment may deliver an executed copy hereof or any related document by facsimile transmission to another party hereto or thereto and any such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Assignment.

11. Binding Effect. This Assignment shall be binding upon, and inure to the benefit of, the Assignor, the Assignee, and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the Assignor has executed and delivered this Assignment to the Assignee as of the day and year first above written.

ASSIGNOR:

ELANDIA, INC.

By:	/s/ Harley L. Rollins
	Name:	Harley L. Rollins
	Title:	Chief Financial Officer

ASSIGNEE:

STANFORD INTERNATIONAL BANK LTD.

By:	/s/ James M. Davis
	Name:	James M. Davis
	Title:	Chief Financial Officer

ACKNOWLEDGMENT AND CONSENT

The undersigned, intending to be legally bound, hereby acknowledges receipt of the foregoing Collateral Assignment Agreement, and consents to the provisions thereof and the assignment of rights therein, notwithstanding any term or provision contained in any other agreement or document to the contrary; provided, however, the liability of the undersigned shall be no greater than the liability of the undersigned under the Credit Agreement (with respect to Borrower) and the Guaranty (with respect to Guarantor) referred to in such Assignment by virtue of its execution of this Acknowledgment and Consent.

This Acknowledgment and Consent has been duly authorized by all requisite corporate and other action on the part of the undersigned and is the legal valid and binding obligation of the undersigned enforceable against them in accordance with its terms.

Any capitalized terms used herein shall have the meanings ascribed to them in the foregoing Collateral Assignment Agreement.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Acknowledgment and Consent as of the 2nd day of October, 2007

DESCA HOLDING, LLC.

By:	/s/ Jorge Enrique Alvarado Amado
	Name:	Jorge Enrique Alvarado Amado
	Title:	Managing Member

/s/ Jorge Enrique Alvarado Amado
Jorge Enrique Alvarado Amado, individually

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